Exhibit (h)(13)

EXPENSE LIMITATION AGREEMENT

GRANITESHARES ETF TRUST

This Agreement is made and entered into effective as of September 11, 2026, by and between the Funds detailed in Appendix 1, each a series of shares of GraniteShares ETF Trust, a Delaware statutory trust (the “Trust”), and GraniteShares Advisors LLC, a Delaware limited liability company (the “Advisor”).

WHEREAS, the Trust is a Delaware statutory trust organized under the Certificate of Trust dated November 7, 2016, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company of the series type;

WHEREAS, each Fund is a series of the Trust;

WHEREAS, the Trust, on behalf of the Funds, and the Advisor entered into an Investment Advisory Agreement dated May 08, 2026, (“Advisory Agreement”), which continues in effect, pursuant to which the Advisor provides investment advisory services to each Fund; and

WHEREAS, each Fund and the Advisor have determined that it is appropriate and in the best interests of the Fund and its shareholders to set forth and approve the terms by which the Advisor limits the expenses of each Fund, and, therefore, have entered into this Agreement in order to maintain each such Fund’s respective expense ratios within the Operating Expense Limit, as defined below, through December 31, 2027.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Expense Limitation.

(a) Applicable Expense Limit. To the extent that the aggregate expenses of every character, including but not limited to investment advisory fees of the Advisor (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) incurred by a Fund in any fiscal year (“Fund Operating Expenses”), exceed the Operating Expense Limit, as defined in Section 1(b) below, such excess amount (the “Excess Amount”) shall be the liability of the Advisor.

(b) Operating Expense Limit. The maximum operating expense limit (“Operating Expense Limit”) in any year for each Fund are detailed in Appendix 2.

(c) Method of Computation. To determine the Advisor’s liability with respect to the Excess Amount, each month the Fund Operating Expenses for a Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses for any month exceed the Operating Expense Limit of such Fund, the Advisor shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the Operating Expense Limit. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Advisor may also remit to the Fund an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.

(d) Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Advisor to a Fund with respect to the previous fiscal year shall equal the Excess Amount.

2. Deferred Expenses

If in any month during which the Advisory Agreement is in effect the estimated annualized Fund Operating Expenses of a Fund for that month are less than the Operating Expense Limit, the Advisor shall be entitled to reimbursement by such Fund of any investment advisory fees waived or reduced, and any additional payments remitted by the Advisor, pursuant to this Agreement (the “Deferred Expenses”) during the previous thirty-six months, to the extent that such Fund’s annualized Fund Operating Expenses plus the amount so reimbursed does not exceed, for such month, the Operating Expense Limit, provided that such amount paid to the Advisor will in no event exceed the total Deferred Expenses and will not include any amounts previously reimbursed to the Advisor.

3. Term and Termination of Agreement.

This Agreement with respect to each Fund shall continue in effect until the Limit Expiration Date, which shall be December 31, 2026, and from year to year thereafter, provided each such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not “interested persons” of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement (“Non-Interested Trustees”). Nevertheless, this Agreement may be terminated, without payment of any penalty, (a) by the Trust at any time, and (b) by the Advisor upon written notice ninety (90) days’ prior to the end of the then-current term of the Agreement to the other party at its principal place of business; provided that, in the case of termination by the Trust, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust. Any termination pursuant to this paragraph 3 shall become effective, unless otherwise specifically agreed upon, on the last day of the then-current term of the Agreement; provided that in no event shall the Agreement be terminated before December 31, 2027.

4. Miscellaneous.

(a) Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

(b) Interpretation. Nothing herein contained shall be deemed to require the Trust or any Fund to take any action contrary to the Trust’s Declaration of Trust or by-laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Funds.

(c) Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

GRANITESHARES ETF TRUST

ON BEHALF OF THE FUNDS

/s/ William Rhind
By:	William Rhind
Title:	President

GRANITESHARES ADVISORS LLC

/s/ William Rhind
By:	William Rhind
Title:	CEO

APPENDIX 1 - THE FUNDS

Product
GraniteShares 1.25x Long TSLA Daily ETF
GraniteShares 2x Long NVDA Daily ETF
GraniteShares 2x Long COIN Daily ETF
GraniteShares 2x Long BABA Daily ETF
GraniteShares 2x Long META Daily ETF
GraniteShares 2x Long GOOGL Daily ETF
GraniteShares 2x Long AMZN Daily ETF
GraniteShares 2x Long AAPL Daily ETF
GraniteShares 2x Long MSFT Daily ETF
GraniteShares 2x Long AMD Daily ETF
GraniteShares 2x Long PLTR Daily ETF
GraniteShares 2x Long UBER Daily ETF
GraniteShares 2x Long DIS Daily ETF
GraniteShares 2x Long F Daily ETF
GraniteShares 2x Long AAL Daily ETF
GraniteShares 1x Short AAL Daily ETF
GraniteShares 2x Short AAL Daily ETF
GraniteShares 1x Short AAPL Daily ETF
GraniteShares 2x Short AAPL Daily ETF
GraniteShares 1x Short AMD Daily ETF
GraniteShares 2x Short AMD Daily ETF
GraniteShares 2x Short COIN Daily ETF
GraniteShares 2x Long JPM Daily ETF
GraniteShares 1x Short JPM Daily ETF
GraniteShares 2x Short JPM Daily ETF
GraniteShares 2x Long LCID Daily ETF
GraniteShares 1x Short LCID Daily ETF
GraniteShares 2x Short LCID Daily ETF
GraniteShares 1x Short META Daily ETF
GraniteShares 2x Short META Daily ETF
GraniteShares 1x Short NVDA Daily ETF
GraniteShares 2x Short NVDA Daily ETF
GraniteShares 2x Long RIVN Daily ETF
GraniteShares 1x Short RIVN Daily ETF
GraniteShares 2x Short RIVN Daily ETF
GraniteShares 2x Long TSLA Daily ETF
GraniteShares 1x Short TSLA Daily ETF
GraniteShares 2x Short TSLA Daily ETF
GraniteShares 2x Long XOM Daily ETF
GraniteShares 1x Short XOM Daily ETF

Product
GraniteShares 2x Short XOM Daily ETF
GraniteShares 2x Long ADBE Daily ETF
GraniteShares 2x Short ADBE Daily ETF
GraniteShares 2x Long AMC Daily ETF
GraniteShares 2x Long ARM Daily ETF
GraniteShares 2x Long AVGO Daily ETF
GraniteShares 2x Short AVGO Daily ETF
GraniteShares 2x Long CCL Daily ETF
GraniteShares 2x Short CCL Daily ETF
GraniteShares 2x Long CRWD Daily ETF
GraniteShares 2x Short CRWD Daily ETF
GraniteShares 2x Long DELL Daily ETF
GraniteShares 2x Short DELL Daily ETF
GraniteShares 2x Long GME Daily ETF
GraniteShares 2x Long INTC Daily ETF
GraniteShares 2x Short INTC Daily ETF
GraniteShares 2x Long LLY Daily ETF
GraniteShares 2x Short LLY Daily ETF
GraniteShares 2x Long MSTR Daily ETF
GraniteShares 2x Long MU Daily ETF
GraniteShares 2x Short MU Daily ETF
GraniteShares 2x Long NFLX Daily ETF
GraniteShares 2x Short NFLX Daily ETF
GraniteShares 2x Long NVO Daily ETF
GraniteShares 2x Short NVO Daily ETF
GraniteShares 2x Long PANW Daily ETF
GraniteShares 2x Short PANW Daily ETF
GraniteShares 2x Long QCOM Daily ETF
GraniteShares 2x Short QCOM Daily ETF
GraniteShares 2x Long SMCI Daily ETF
GraniteShares 2x Short SMCI Daily ETF
GraniteShares 2x Long TSM Daily ETF
GraniteShares 2x Short TSM Daily ETF
GraniteShares 2x Long IONQ Daily ETF
GraniteShares 2x Long XYZ Daily ETF
GraniteShares 2x Long MARA Daily ETF
GraniteShares 2x Short MSTR Daily ETF
GraniteShares 2x Long MRVL Daily ETF
GraniteShares 2x Long PDD Daily ETF
GraniteShares 2x Long RDDT Daily ETF
GraniteShares 2x Long RIOT Daily ETF
GraniteShares 2x Long HOOD Daily ETF
GraniteShares 2x Long NOW Daily ETF

Product
GraniteShares 2x Long SNOW Daily ETF
GraniteShares 2x Long VRT Daily ETF
GraniteShares 2x ABNB Daily Leverage ETF
GraniteShares 2x APP Daily Leverage ETF
GraniteShares 2x CVNA Daily Leverage ETF
GraniteShares 2x KO Daily Leverage ETF
GraniteShares 2x COST Daily Leverage ETF
GraniteShares 2x FSLR Daily Leverage ETF
GraniteShares 2x HIMS Daily Leverage ETF
GraniteShares 2x ISRG Daily Leverage ETF
GraniteShares 2x MCD Daily Leverage ETF
GraniteShares 2x MELI Daily Leverage ETF
GraniteShares 2x NKE Daily Leverage ETF
GraniteShares 2x PM Daily Leverage ETF
GraniteShares 2x RGTI Daily Leverage ETF
GraniteShares 2x SNAP Daily Leverage ETF
GraniteShares 2x SPOT Daily Leverage ETF
GraniteShares 2x SBUX Daily Leverage ETF
GraniteShares 2x UNH Daily Leverage ETF
GraniteShares 2x WMT Daily Leverage ETF
GraniteShares 2x BULL Daily Leverage ETF
GraniteShares 2x Long SpaceX Daily ETF
GraniteShares 2x Short SpaceX Daily ETF
GraniteShares 2x Long Anthropic Daily ETF
GraniteShares 2x Short Anthropic Daily ETF
GraniteShares 2x Long OpenAI Daily ETF
GraniteShares 2x Short OpenAI Daily ETF
GraniteShares 2x Long Databricks Daily ETF
GraniteShares 2x Short Databricks Daily ETF
GraniteShares 2x Long SK Hynix Daily ETF
GraniteShares 2x Short SK Hynix Daily ETF
GraniteShares 2x Long AI Daily ETF
GraniteShares 2x Short AI Daily ETF
GraniteShares 2x Long APP Daily ETF
GraniteShares 2x Short APP Daily ETF
GraniteShares 2x Long ASTS Daily ETF
GraniteShares 2x Short ASTS Daily ETF
GraniteShares 2x Long BB Daily ETF
GraniteShares 2x Short BB Daily ETF
GraniteShares 2x Long BMNR Daily ETF
GraniteShares 2x Short BMNR Daily ETF
GraniteShares 2x Long BTDR Daily ETF
GraniteShares 2x Short BTDR Daily ETF

Product
GraniteShares 2x Long CRSR Daily ETF
GraniteShares 2x Short CRSR Daily ETF
GraniteShares 2x Long DBX Daily ETF
GraniteShares 2x Short DBX Daily ETF
GraniteShares 2x Long ETN Daily ETF
GraniteShares 2x Short ETN Daily ETF
GraniteShares 2x Long FIVN Daily ETF
GraniteShares 2x Short FIVN Daily ETF
GraniteShares 2x Long HUT Daily ETF
GraniteShares 2x Short HUT Daily ETF
GraniteShares 2x Long IOT Daily ETF
GraniteShares 2x Short IOT Daily ETF
GraniteShares 2x Long IREN Daily ETF
GraniteShares 2x Short IREN Daily ETF
GraniteShares 2x Long LITE Daily ETF
GraniteShares 2x Short LITE Daily ETF
GraniteShares 2x Long NTAP Daily ETF
GraniteShares 2x Short NTAP Daily ETF
GraniteShares 2x Long PATH Daily ETF
GraniteShares 2x Short PATH Daily ETF
GraniteShares 2x Long PSTG Daily ETF
GraniteShares 2x Short PSTG Daily ETF
GraniteShares 2x Long QLYS Daily ETF
GraniteShares 2x Short QLYS Daily ETF
GraniteShares 2x Long RKLB Daily ETF
GraniteShares 2x Short RKLB Daily ETF
GraniteShares 2x Long SNDK Daily ETF
GraniteShares 2x Short SNDK Daily ETF
GraniteShares 2x Long SOUN Daily ETF
GraniteShares 2x Short SOUN Daily ETF
GraniteShares 2x Long STX Daily ETF
GraniteShares 2x Short STX Daily ETF
GraniteShares 2x Long TDC Daily ETF
GraniteShares 2x Short TDC Daily ETF
GraniteShares 2x Long Anduril Daily ETF
GraniteShares 2x Short Anduril Daily ETF
GraniteShares 2x Long XNDU Daily ETF
GraniteShares 2x Short XNDU Daily ETF
GraniteShares 2x Long CBRS Daily ETF
GraniteShares 2x Short CBRS Daily ETF
GraniteShares 2x Long Lambda Daily ETF
GraniteShares 2x Short Lambda Daily ETF
GraniteShares 2x Long Nscale Daily ETF

Product
GraniteShares 2x Short Nscale Daily ETF
GraniteShares 2x Long Scale-AI Daily ETF
GraniteShares 2x Short Scale-AI Daily ETF
GraniteShares 2x Long Groq Daily ETF
GraniteShares 2x Short Groq Daily ETF
GraniteShares 2x Long Samba Nova Daily ETF
GraniteShares 2x Short Samba Nova Daily ETF
GraniteShares 2x Long Sierra Space Daily ETF
GraniteShares 2x Short Sierra Space Daily ETF
GraniteShares 2x Long Relativity Space Daily ETF
GraniteShares 2x Short Relativity Space Daily ETF
GraniteShares 2x Long Axiom Space Daily ETF
GraniteShares 2x Short Axiom Space Daily ETF
GraniteShares 2x Long XE Daily ETF
GraniteShares 2x Short XE Daily ETF
GraniteShares 2x Long MAIR Daily ETF
GraniteShares 2x Short MAIR Daily ETF
GraniteShares 2x Long RVMD Daily ETF
GraniteShares 2x Short RVMD Daily ETF
GraniteShares 2x Long Quantinuum Daily ETF
GraniteShares 2x Short Quantinuum Daily ETF
GraniteShares 2x Long Kioxia Daily ETF
GraniteShares 2x Short Kioxia Daily ETF
GraniteShares 2x Long Crusoe Energy Daily ETF
GraniteShares 2x Short Crusoe Energy Daily ETF
GraniteShares 2x Long Wolfspeed Daily ETF
GraniteShares 2x Short Wolfspeed Daily ETF
GraniteShares 2x Long Oura Health Daily ETF
GraniteShares 2x Short Oura Health Daily ETF
GraniteShares 2x Long Roze AI Daily ETF
GraniteShares 2x Short Roze AI Daily ETF
GraniteShares 2x Long Samsung Daily ETF
GraniteShares 2x Short Samsung Daily ETF
GraniteShares 2x Long Plaid Daily ETF
GraniteShares 2x Short Plaid Daily ETF
GraniteShares 2x Long Vasta Data Daily ETF
GraniteShares 2x Short Vasta Data Daily ETF
GraniteShares 2x Long Holtec Daily ETF
GraniteShares 2x Short Holtec Daily ETF
GraniteShares 2x Long Bending Spoon Daily ETF
GraniteShares 2x Short Bending Spoon Daily ETF
GraniteShares 2x Long Switch Daily ETF
GraniteShares 2x Short Switch Daily ETF

Product
GraniteShares 2x Long AIQ Daily ETF
GraniteShares 2x Long REMX Daily ETF
GraniteShares 2x Long HACK Daily ETF
GraniteShares 2x Long BOTZ Daily ETF
GraniteShares 2x Long NUKZ Daily ETF
GraniteShares 2x Long LIT Daily ETF
GraniteShares 2x Long WGMI Daily ETF
GraniteShares 2x Long UFO Daily ETF
GraniteShares 2x Long SHLD Daily ETF
GraniteShares 2x Long GUNR Daily ETF
GraniteShares 2x Long PAVE Daily ETF
GraniteShares 2x Long SILJ Daily ETF
GraniteShares 2x Long URA Daily ETF
GraniteShares 2x Long XME Daily ETF
GraniteShares 2x Long MLPX Daily ETF
GraniteShares 2x Long BIZD Daily ETF
GraniteShares 2x Long DTCR Daily ETF
GraniteShares 2x Long AIPO Daily ETF
GraniteShares 2x Long EUV Daily ETF
GraniteShares 2x Long Strava Daily ETF
GraniteShares 2x Short Strava Daily ETF
GraniteShares 2x Long Whoop Daily ETF
GraniteShares 2x Short Whoop Daily ETF
GraniteShares 2x Long DayOne Daily ETF
GraniteShares 2x Short DayOne Daily ETF
GraniteShares 2x Long INOD Daily ETF
GraniteShares 2x Short INOD Daily ETF
GraniteShares 2x Long KEEL Daily ETF
GraniteShares 2x Short KEEL Daily ETF
GraniteShares 2x Long Intuit Daily ETF
GraniteShares 2x Short Intuit Daily ETF
GraniteShares 3x Long AI Daily ETF
GraniteShares 3x Long AI and Robotics Daily ETF
GraniteShares 3x Long AI Semiconductor Daily ETF
GraniteShares 3x Long Cloud Computing Daily ETF
GraniteShares 3x Long Cybersecurity Daily ETF
GraniteShares 3x Long Crypto Industry Daily ETF
GraniteShares 3x Long Data Centers and Digital Infrastructure Daily ETF
GraniteShares 3x Long Gold Miners Daily ETF
GraniteShares 3x Long Quantum Computing Daily ETF
GraniteShares 3x Long Uranium and Nuclear Daily ETF
GraniteShares 3x Long Semiconductor Daily ETF
GraniteShares 3x Short Semiconductor Daily ETF

Product
GraniteShares 3x Long Cybersecurity Daily ETF
GraniteShares 3x Short Cybersecurity Daily ETF
GraniteShares 3x Long AI Daily ETF
GraniteShares 3x Short AI Daily ETF
GraniteShares 3x Long China Internet Daily ETF
GraniteShares 3x Short China Internet Daily ETF
GraniteShares 3x Long Uranium and Nuclear Daily ETF
GraniteShares 3x Short Uranium and Nuclear Daily ETF
GraniteShares 3x Long Mag 7 Daily ETF
GraniteShares 3x Short Mag 7 Daily ETF
GraniteShares 3x Long Robotics Daily ETF
GraniteShares 3x Short Robotics Daily ETF
GraniteShares 3x Long Blockchain Daily ETF
GraniteShares 3x Short Blockchain Daily ETF
GraniteShares 3x Long IVES Daily ETF
GraniteShares 3x Short IVES Daily ETF
GraniteShares 3x Long Gold Miners Daily ETF
GraniteShares 3x Short Gold Miners Daily ETF
GraniteShares 3x Long Silver Miners Daily ETF
GraniteShares 3x Short Silver Miners Daily ETF
GraniteShares 3x Long Junior Gold Miners Daily ETF
GraniteShares 3x Short Junior Gold Miners Daily ETF
GraniteShares 3x Long Junior Silver Miners Daily ETF
GraniteShares 3x Short Junior Silver Miners Daily ETF
GraniteShares 3x Long Lithium and Battery Daily ETF
GraniteShares 3x Short Lithium and Battery Daily ETF
GraniteShares 3x Long Quantum Computing Daily ETF
GraniteShares 3x Short Quantum Computing Daily ETF
GraniteShares 3x Long Bitcoin Daily ETF
GraniteShares 3x Short Bitcoin Daily ETF
GraniteShares 3x Long Ether Daily ETF
GraniteShares 3x Short Ether Daily ETF
GraniteShares 3x Long Solana Daily ETF
GraniteShares 3x Short Solana Daily ETF
GraniteShares 3x Long XRP Daily ETF
GraniteShares 3x Short XRP Daily ETF
GraniteShares 3x Long AAPL Daily ETF
GraniteShares 3x Short AAPL Daily ETF
GraniteShares 3x Long AMZN Daily ETF
GraniteShares 3x Short AMZN Daily ETF
GraniteShares 3x Long GOOGL Daily ETF
GraniteShares 3x Short GOOGL Daily ETF
GraniteShares 3x Long META Daily ETF

Product
GraniteShares 3x Short META Daily ETF
GraniteShares 3x Long MSFT Daily ETF
GraniteShares 3x Short MSFT Daily ETF
GraniteShares 3x Long NVDA Daily ETF
GraniteShares 3x Short NVDA Daily ETF
GraniteShares 3x Long TSLA Daily ETF
GraniteShares 3x Short TSLA Daily ETF
GraniteShares 3x Long TSLA Daily ETF
GraniteShares 3x Short TSLA Daily ETF
GraniteShares 3x Long NVDA Daily ETF
GraniteShares 3x Short NVDA Daily ETF
GraniteShares 3x Long AVGO Daily ETF
GraniteShares 3x Short AVGO Daily ETF
GraniteShares 3x Long BABA Daily ETF
GraniteShares 3x Short BABA Daily ETF
GraniteShares 3x Long ORCL Daily ETF
GraniteShares 3x Short ORCL Daily ETF
GraniteShares 4x Long SPY Daily ETF
GraniteShares 4x Short SPY Daily ETF
GraniteShares 4x Long QQQ Daily ETF
GraniteShares 4x Short QQQ Daily ETF
GraniteShares 4x Long IEMG Daily ETF
GraniteShares 4x Short IEMG Daily ETF
GraniteShares 4x Long IWM Daily ETF
GraniteShares 4x Short IWM Daily ETF
GraniteShares 4x Long XLC Daily ETF
GraniteShares 4x Short XLC Daily ETF
GraniteShares 4x Long XLY Daily ETF
GraniteShares 4x Short XLY Daily ETF
GraniteShares 4x Long XLP Daily ETF
GraniteShares 4x Short XLP Daily ETF
GraniteShares 4x Long XLE Daily ETF
GraniteShares 4x Short XLE Daily ETF
GraniteShares 4x Long XLF Daily ETF
GraniteShares 4x Short XLF Daily ETF
GraniteShares 4x Long XLV Daily ETF
GraniteShares 4x Short XLV Daily ETF
GraniteShares 4x Long XLI Daily ETF
GraniteShares 4x Short XLI Daily ETF
GraniteShares 4x Long XLB Daily ETF
GraniteShares 4x Short XLB Daily ETF
GraniteShares 4x Long XLRE Daily ETF
GraniteShares 4x Short XLRE Daily ETF

Product
GraniteShares 4x Long XLK Daily ETF
GraniteShares 4x Short XLK Daily ETF
GraniteShares 4x Long XLU Daily ETF
GraniteShares 4x Short XLU Daily ETF
GraniteShares 4x Long Semiconductor Daily ETF
GraniteShares 4x Short Semiconductor Daily ETF
GraniteShares 4x Long Cybersecurity Daily ETF
GraniteShares 4x Short Cybersecurity Daily ETF
GraniteShares 4x Long AI Daily ETF
GraniteShares 4x Short AI Daily ETF
GraniteShares 4x Long China Internet Daily ETF
GraniteShares 4x Short China Internet Daily ETF
GraniteShares 4x Long Uranium and Nuclear Daily ETF
GraniteShares 4x Short Uranium and Nuclear Daily ETF
GraniteShares 4x Long Mag 7 Daily ETF
GraniteShares 4x Short Mag 7 Daily ETF
GraniteShares 4x Long Robotics Daily ETF
GraniteShares 4x Short Robotics Daily ETF
GraniteShares 4x Long Blockchain Daily ETF
GraniteShares 4x Short Blockchain Daily ETF
GraniteShares 4x Long IVES Daily ETF
GraniteShares 4x Short IVES Daily ETF
GraniteShares 4x Long Gold Miners Daily ETF
GraniteShares 4x Short Gold Miners Daily ETF
GraniteShares 4x Long Silver Miners Daily ETF
GraniteShares 4x Short Silver Miners Daily ETF
GraniteShares 4x Long Junior Gold Miners Daily ETF
GraniteShares 4x Short Junior Gold Miners Daily ETF
GraniteShares 4x Long Junior Silver Miners Daily ETF
GraniteShares 4x Short Junior Silver Miners Daily ETF
GraniteShares 4x Long Lithium and Battery Daily ETF
GraniteShares 4x Short Lithium and Battery Daily ETF
GraniteShares 4x Long Quantum Computing Daily ETF
GraniteShares 4x Short Quantum Computing Daily ETF

APPENDIX 2 – OPERATING EXPENSE LIMITS

Product	Ticker	Mgt Fees	TER
GraniteShares 1.25x Long TSLA Daily ETF	TSL	0.99%	1.15%
GraniteShares 2x Long NVDA Daily ETF	NVDL	0.99%	1.15%
GraniteShares 2x Long COIN Daily ETF	CONL	0.99%	1.15%
GraniteShares 2x Long BABA Daily ETF	BABX	0.99%	1.15%
GraniteShares 2x Long META Daily ETF	FBL	0.99%	1.15%
GraniteShares 2x Long GOOGL Daily ETF	GOOL	0.99%	1.15%
GraniteShares 2x Long AMZN Daily ETF	AMZZ	0.99%	1.15%
GraniteShares 2x Long AAPL Daily ETF	AAPB	0.99%	1.15%
GraniteShares 2x Long MSFT Daily ETF	MSFL	0.99%	1.15%
GraniteShares 2x Long AMD Daily ETF	AMDL	0.99%	1.15%
GraniteShares 2x Long PLTR Daily ETF	PTIR	0.99%	1.15%
GraniteShares 2x Long UBER Daily ETF	UBRL	0.99%	1.15%
GraniteShares 2x Long DIS Daily ETF	DISL	0.99%	1.15%
GraniteShares 2x Long F Daily ETF	FRDL	0.99%	1.15%
GraniteShares 2x Long AAL Daily ETF	AALL	0.99%	1.15%
GraniteShares 1x Short AAL Daily ETF	AALS	0.99%	1.15%
GraniteShares 2x Short AAL Daily ETF	ALSD	1.30%	1.50%
GraniteShares 1x Short AAPL Daily ETF	APLI	0.99%	1.15%
GraniteShares 2x Short AAPL Daily ETF	APSD	1.30%	1.50%
GraniteShares 1x Short AMD Daily ETF	AMDS	0.99%	1.15%
GraniteShares 2x Short AMD Daily ETF	AMSS	1.30%	1.50%
GraniteShares 2x Short COIN Daily ETF	CONI	0.99%	1.15%
GraniteShares 2x Long JPM Daily ETF	JPML	0.99%	1.15%
GraniteShares 1x Short JPM Daily ETF	JPMI	0.99%	1.15%
GraniteShares 2x Short JPM Daily ETF	JPMS	1.30%	1.50%
GraniteShares 2x Long LCID Daily ETF	LCDL	0.99%	1.15%
GraniteShares 1x Short LCID Daily ETF	LCDI	0.99%	1.15%
GraniteShares 2x Short LCID Daily ETF	LCDD	1.30%	1.50%
GraniteShares 1x Short META Daily ETF	METY	0.99%	1.15%
GraniteShares 2x Short META Daily ETF	FBIS	1.30%	1.50%
GraniteShares 1x Short NVDA Daily ETF	NVDI	0.99%	1.15%
GraniteShares 2x Short NVDA Daily ETF	NVD	1.30%	1.50%
GraniteShares 2x Long RIVN Daily ETF	RVNL	0.99%	1.15%
GraniteShares 1x Short RIVN Daily ETF	RVNI	0.99%	1.15%
GraniteShares 2x Short RIVN Daily ETF	RVND	1.30%	1.50%
GraniteShares 2x Long TSLA Daily ETF	TSLR	0.95%	0.95%
GraniteShares 1x Short TSLA Daily ETF	TSS	1.30%	1.50%
GraniteShares 2x Short TSLA Daily ETF	TSDD	0.95%	0.95%
GraniteShares 2x Long XOM Daily ETF	XOML	0.99%	1.15%
GraniteShares 1x Short XOM Daily ETF	XOMI	0.99%	1.15%

Product	Ticker	Mgt Fees	TER
GraniteShares 2x Short XOM Daily ETF	XOMD	1.30%	1.50%
GraniteShares 2x Long ADBE Daily ETF	ADBL	1.30%	1.50%
GraniteShares 2x Short ADBE Daily ETF	ADBS	1.30%	1.50%
GraniteShares 2x Long AMC Daily ETF	AMCL	1.30%	1.50%
GraniteShares 2x Long ARM Daily ETF	AMRL	1.30%	1.50%
GraniteShares 2x Long AVGO Daily ETF	AVGU	1.30%	1.50%
GraniteShares 2x Short AVGO Daily ETF	AVGS	1.30%	1.50%
GraniteShares 2x Long CCL Daily ETF	CCLU	1.30%	1.50%
GraniteShares 2x Short CCL Daily ETF	CCLS	1.30%	1.50%
GraniteShares 2x Long CRWD Daily ETF	CRWL	1.30%	1.50%
GraniteShares 2x Short CRWD Daily ETF	CRWQ	1.30%	1.50%
GraniteShares 2x Long DELL Daily ETF	DLLL	1.30%	1.50%
GraniteShares 2x Short DELL Daily ETF	DLLS	1.30%	1.50%
GraniteShares 2x Long GME Daily ETF	GMEL	1.30%	1.50%
GraniteShares 2x Long INTC Daily ETF	INTW	1.30%	1.50%
GraniteShares 2x Short INTC Daily ETF	INTD	1.30%	1.50%
GraniteShares 2x Long LLY Daily ETF	LLYL	1.30%	1.50%
GraniteShares 2x Short LLY Daily ETF	LLYD	1.30%	1.50%
GraniteShares 2x Long MSTR Daily ETF	MSTP	1.30%	1.50%
GraniteShares 2x Long MU Daily ETF	MULL	1.30%	1.50%
GraniteShares 2x Short MU Daily ETF	MULS	1.30%	1.50%
GraniteShares 2x Long NFLX Daily ETF	NFLL	1.30%	1.50%
GraniteShares 2x Short NFLX Daily ETF	NFLS	1.30%	1.50%
GraniteShares 2x Long NVO Daily ETF	NVOL	1.30%	1.50%
GraniteShares 2x Short NVO Daily ETF	NVOD	1.30%	1.50%
GraniteShares 2x Long PANW Daily ETF	PANU	1.30%	1.50%
GraniteShares 2x Short PANW Daily ETF	PANS	1.30%	1.50%
GraniteShares 2x Long QCOM Daily ETF	QCML	1.30%	1.50%
GraniteShares 2x Short QCOM Daily ETF	QCMS	1.30%	1.50%
GraniteShares 2x Long SMCI Daily ETF	SMCL	1.30%	1.50%
GraniteShares 2x Short SMCI Daily ETF	SMCS	1.30%	1.50%
GraniteShares 2x Long TSM Daily ETF	TSMU	1.30%	1.50%
GraniteShares 2x Short TSM Daily ETF	TSMS	1.30%	1.50%
GraniteShares 2x Long IONQ Daily ETF	IONL	1.30%	1.50%
GraniteShares 2x Long XYZ Daily ETF	XYZL	1.30%	1.50%
GraniteShares 2x Long MARA Daily ETF	MRAL	1.30%	1.50%
GraniteShares 2x Short MSTR Daily ETF	MSDD	1.30%	1.50%
GraniteShares 2x Long MRVL Daily ETF	MVLL	1.30%	1.50%
GraniteShares 2x Long PDD Daily ETF	PDDL	1.30%	1.50%
GraniteShares 2x Long RDDT Daily ETF	RDTL	1.30%	1.50%
GraniteShares 2x Long RIOT Daily ETF	RIOL	1.30%	1.50%
GraniteShares 2x Long HOOD Daily ETF	HOOL	1.30%	1.50%
GraniteShares 2x Long NOW Daily ETF	NOWL	1.30%	1.50%

Product	Ticker	Mgt Fees	TER
GraniteShares 2x Long SNOW Daily ETF	SNWL	1.30%	1.50%
GraniteShares 2x Long VRT Daily ETF	VRTL	1.30%	1.50%
GraniteShares 2x ABNB Daily Leverage ETF	ABNB	1.30%	1.50%
GraniteShares 2x APP Daily Leverage ETF	APP	1.30%	1.50%
GraniteShares 2x CVNA Daily Leverage ETF	CVNA	1.30%	1.50%
GraniteShares 2x KO Daily Leverage ETF	KO	1.30%	1.50%
GraniteShares 2x COST Daily Leverage ETF	COST	1.30%	1.50%
GraniteShares 2x FSLR Daily Leverage ETF	FSLR	1.30%	1.50%
GraniteShares 2x HIMS Daily Leverage ETF	HIMS	1.30%	1.50%
GraniteShares 2x ISRG Daily Leverage ETF	ISRG	1.30%	1.50%
GraniteShares 2x MCD Daily Leverage ETF	MCD	1.30%	1.50%
GraniteShares 2x MELI Daily Leverage ETF	MELI	1.30%	1.50%
GraniteShares 2x NKE Daily Leverage ETF	NKE	1.30%	1.50%
GraniteShares 2x PM Daily Leverage ETF	PM	1.30%	1.50%
GraniteShares 2x RGTI Daily Leverage ETF	RGTI	1.30%	1.50%
GraniteShares 2x SNAP Daily Leverage ETF	SNAP	1.30%	1.50%
GraniteShares 2x SPOT Daily Leverage ETF	SPOT	1.30%	1.50%
GraniteShares 2x SBUX Daily Leverage ETF	SBUX	1.30%	1.50%
GraniteShares 2x UNH Daily Leverage ETF	UNH	1.30%	1.50%
GraniteShares 2x WMT Daily Leverage ETF	WMT	1.30%	1.50%
GraniteShares 2x BULL Daily Leverage ETF	BULL	1.30%	1.50%
GraniteShares 2x Long SpaceX Daily ETF		1.30%	1.50%
GraniteShares 2x Short SpaceX Daily ETF		2.00%	3.00%
GraniteShares 2x Long Anthropic Daily ETF		1.30%	1.50%
GraniteShares 2x Short Anthropic Daily ETF		2.00%	3.00%
GraniteShares 2x Long OpenAI Daily ETF		1.30%	1.50%
GraniteShares 2x Short OpenAI Daily ETF		2.00%	3.00%
GraniteShares 2x Long Databricks Daily ETF		1.30%	1.50%
GraniteShares 2x Short Databricks Daily ETF		2.00%	3.00%
GraniteShares 2x Long SK Hynix Daily ETF		1.30%	1.50%
GraniteShares 2x Short SK Hynix Daily ETF		2.00%	3.00%
GraniteShares 2x Long AI Daily ETF		1.30%	1.50%
GraniteShares 2x Short AI Daily ETF		2.00%	3.00%
GraniteShares 2x Long APP Daily ETF		1.30%	1.50%
GraniteShares 2x Short APP Daily ETF		2.00%	3.00%
GraniteShares 2x Long ASTS Daily ETF		1.30%	1.50%
GraniteShares 2x Short ASTS Daily ETF		2.00%	3.00%
GraniteShares 2x Long BB Daily ETF		1.30%	1.50%
GraniteShares 2x Short BB Daily ETF		2.00%	3.00%
GraniteShares 2x Long BMNR Daily ETF		1.30%	1.50%
GraniteShares 2x Short BMNR Daily ETF		2.00%	3.00%
GraniteShares 2x Long BTDR Daily ETF		1.30%	1.50%
GraniteShares 2x Short BTDR Daily ETF		2.00%	3.00%

Product	Ticker	Mgt Fees	TER
GraniteShares 2x Long CRSR Daily ETF		1.30%	1.50%
GraniteShares 2x Short CRSR Daily ETF		2.00%	3.00%
GraniteShares 2x Long DBX Daily ETF		1.30%	1.50%
GraniteShares 2x Short DBX Daily ETF		2.00%	3.00%
GraniteShares 2x Long ETN Daily ETF		1.30%	1.50%
GraniteShares 2x Short ETN Daily ETF		2.00%	3.00%
GraniteShares 2x Long FIVN Daily ETF		1.30%	1.50%
GraniteShares 2x Short FIVN Daily ETF		2.00%	3.00%
GraniteShares 2x Long HUT Daily ETF		1.30%	1.50%
GraniteShares 2x Short HUT Daily ETF		2.00%	3.00%
GraniteShares 2x Long IOT Daily ETF		1.30%	1.50%
GraniteShares 2x Short IOT Daily ETF		2.00%	3.00%
GraniteShares 2x Long IREN Daily ETF		1.30%	1.50%
GraniteShares 2x Short IREN Daily ETF		2.00%	3.00%
GraniteShares 2x Long LITE Daily ETF		1.30%	1.50%
GraniteShares 2x Short LITE Daily ETF		2.00%	3.00%
GraniteShares 2x Long NTAP Daily ETF		1.30%	1.50%
GraniteShares 2x Short NTAP Daily ETF		2.00%	3.00%
GraniteShares 2x Long PATH Daily ETF		1.30%	1.50%
GraniteShares 2x Short PATH Daily ETF		2.00%	3.00%
GraniteShares 2x Long PSTG Daily ETF		1.30%	1.50%
GraniteShares 2x Short PSTG Daily ETF		2.00%	3.00%
GraniteShares 2x Long QLYS Daily ETF		1.30%	1.50%
GraniteShares 2x Short QLYS Daily ETF		2.00%	3.00%
GraniteShares 2x Long RKLB Daily ETF		1.30%	1.50%
GraniteShares 2x Short RKLB Daily ETF		2.00%	3.00%
GraniteShares 2x Long SNDK Daily ETF		1.30%	1.50%
GraniteShares 2x Short SNDK Daily ETF		2.00%	3.00%
GraniteShares 2x Long SOUN Daily ETF		1.30%	1.50%
GraniteShares 2x Short SOUN Daily ETF		2.00%	3.00%
GraniteShares 2x Long STX Daily ETF		1.30%	1.50%
GraniteShares 2x Short STX Daily ETF		2.00%	3.00%
GraniteShares 2x Long TDC Daily ETF		1.30%	1.50%
GraniteShares 2x Short TDC Daily ETF		2.00%	3.00%
GraniteShares 2x Long Anduril Daily ETF		1.30%	1.50%
GraniteShares 2x Short Anduril Daily ETF		2.00%	3.00%
GraniteShares 2x Long XNDU Daily ETF		1.30%	1.50%
GraniteShares 2x Short XNDU Daily ETF		2.00%	3.00%
GraniteShares 2x Long CBRS Daily ETF		1.30%	1.50%
GraniteShares 2x Short CBRS Daily ETF		2.00%	3.00%
GraniteShares 2x Long Lambda Daily ETF		1.30%	1.50%
GraniteShares 2x Short Lambda Daily ETF		2.00%	3.00%
GraniteShares 2x Long Nscale Daily ETF		1.30%	1.50%

Product	Ticker	Mgt Fees	TER
GraniteShares 2x Short Nscale Daily ETF		2.00%	3.00%
GraniteShares 2x Long Scale-AI Daily ETF		1.30%	1.50%
GraniteShares 2x Short Scale-AI Daily ETF		2.00%	3.00%
GraniteShares 2x Long Groq Daily ETF		1.30%	1.50%
GraniteShares 2x Short Groq Daily ETF		2.00%	3.00%
GraniteShares 2x Long Samba Nova Daily ETF		1.30%	1.50%
GraniteShares 2x Short Samba Nova Daily ETF		2.00%	3.00%
GraniteShares 2x Long Sierra Space Daily ETF		1.30%	1.50%
GraniteShares 2x Short Sierra Space Daily ETF		2.00%	3.00%
GraniteShares 2x Long Relativity Space Daily ETF		1.30%	1.50%
GraniteShares 2x Short Relativity Space Daily ETF		2.00%	3.00%
GraniteShares 2x Long Axiom Space Daily ETF		1.30%	1.50%
GraniteShares 2x Short Axiom Space Daily ETF		2.00%	3.00%
GraniteShares 2x Long XE Daily ETF		1.30%	1.50%
GraniteShares 2x Short XE Daily ETF		2.00%	3.00%
GraniteShares 2x Long MAIR Daily ETF		1.30%	1.50%
GraniteShares 2x Short MAIR Daily ETF		2.00%	3.00%
GraniteShares 2x Long RVMD Daily ETF		1.30%	1.50%
GraniteShares 2x Short RVMD Daily ETF		2.00%	3.00%
GraniteShares 2x Long Quantinnum Daily ETF		1.30%	1.50%
GraniteShares 2x Short Quantinnum Daily ETF		2.00%	3.00%
GraniteShares 2x Long Kioxia Daily ETF		1.30%	1.50%
GraniteShares 2x Short Kioxia Daily ETF		2.00%	3.00%
GraniteShares 2x Long Crusoe Energy Daily ETF		1.30%	1.50%
GraniteShares 2x Short Crusoe Energy Daily ETF		2.00%	3.00%
GraniteShares 2x Long Wolfspeed Daily ETF		1.30%	1.50%
GraniteShares 2x Short Wolfspeed Daily ETF		2.00%	3.00%
GraniteShares 2x Long Oura Health Daily ETF		1.30%	1.50%
GraniteShares 2x Short Oura Health Daily ETF		2.00%	3.00%
GraniteShares 2x Long Roze AI Daily ETF		1.30%	1.50%
GraniteShares 2x Short Roze AI Daily ETF		2.00%	3.00%
GraniteShares 2x Long Samsung Daily ETF		1.30%	1.50%
GraniteShares 2x Short Samsung Daily ETF		2.00%	3.00%
GraniteShares 2x Long Plaid Daily ETF		1.30%	1.50%
GraniteShares 2x Short Plaid Daily ETF		2.00%	3.00%
GraniteShares 2x Long Vasta Data Daily ETF		1.30%	1.50%
GraniteShares 2x Short Vasta Data Daily ETF		2.00%	3.00%
GraniteShares 2x Long Holtec Daily ETF		1.30%	1.50%
GraniteShares 2x Short Holtec Daily ETF		2.00%	3.00%
GraniteShares 2x Long Bending Spoon Daily ETF		1.30%	1.50%
GraniteShares 2x Short Bending Spoon Daily ETF		2.00%	3.00%
GraniteShares 2x Long Switch Daily ETF		1.30%	1.50%
GraniteShares 2x Short Switch Daily ETF		2.00%	3.00%

Product	Ticker	Mgt Fees	TER
GraniteShares 2x Long AIQ Daily ETF		1.30%	1.50%
GraniteShares 2x Long REMX Daily ETF		1.30%	1.50%
GraniteShares 2x Long HACK Daily ETF		1.30%	1.50%
GraniteShares 2x Long BOTZ Daily ETF		1.30%	1.50%
GraniteShares 2x Long NUKZ Daily ETF		1.30%	1.50%
GraniteShares 2x Long LIT Daily ETF		1.30%	1.50%
GraniteShares 2x Long WGMI Daily ETF		1.30%	1.50%
GraniteShares 2x Long UFO Daily ETF		1.30%	1.50%
GraniteShares 2x Long SHLD Daily ETF		1.30%	1.50%
GraniteShares 2x Long GUNR Daily ETF		1.30%	1.50%
GraniteShares 2x Long PAVE Daily ETF		1.30%	1.50%
GraniteShares 2x Long SILJ Daily ETF		1.30%	1.50%
GraniteShares 2x Long URA Daily ETF		1.30%	1.50%
GraniteShares 2x Long XME Daily ETF		1.30%	1.50%
GraniteShares 2x Long MLPX Daily ETF		1.30%	1.50%
GraniteShares 2x Long BIZD Daily ETF		1.30%	1.50%
GraniteShares 2x Long DTCR Daily ETF		1.30%	1.50%
GraniteShares 2x Long AIPO Daily ETF		1.30%	1.50%
GraniteShares 2x Long EUV Daily ETF		1.30%	1.50%
GraniteShares 2x Long Strava Daily ETF		1.30%	1.50%
GraniteShares 2x Short Strava Daily ETF		2.00%	3.00%
GraniteShares 2x Long Whoop Daily ETF		1.30%	1.50%
GraniteShares 2x Short Whoop Daily ETF		2.00%	3.00%
GraniteShares 2x Long DayOne Daily ETF		1.30%	1.50%
GraniteShares 2x Short DayOne Daily ETF		2.00%	3.00%
GraniteShares 2x Long INOD Daily ETF		1.30%	1.50%
GraniteShares 2x Short INOD Daily ETF		2.00%	3.00%
GraniteShares 2x Long KEEL Daily ETF		1.30%	1.50%
GraniteShares 2x Short KEEL Daily ETF		2.00%	3.00%
GraniteShares 2x Long Intuit Daily ETF		1.30%	1.50%
GraniteShares 2x Short Intuit Daily ETF		2.00%	3.00%
GraniteShares 3x Long AI Daily ETF		2.00%	3.00%
GraniteShares 3x Long AI and Robotics Daily ETF		2.00%	3.00%
GraniteShares 3x Long AI Semiconductor Daily ETF		2.00%	3.00%
GraniteShares 3x Long Cloud Computing Daily ETF		2.00%	3.00%
GraniteShares 3x Long Cybersecurity Daily ETF		2.00%	3.00%
GraniteShares 3x Long Crypto Industry Daily ETF		2.00%	3.00%
GraniteShares 3x Long Data Centers and Digital Infrastructure Daily ETF		2.00%	3.00%
GraniteShares 3x Long Gold Miners Daily ETF		2.00%	3.00%
GraniteShares 3x Long Quantum Computing Daily ETF		2.00%	3.00%
GraniteShares 3x Long Uranium and Nuclear Daily ETF		2.00%	3.00%
GraniteShares 3x Long Semiconductor Daily ETF		2.00%	3.00%
GraniteShares 3x Short Semiconductor Daily ETF		4.00%	5.00%

Product	Ticker	Mgt Fees	TER
GraniteShares 3x Long Cybersecurity Daily ETF		2.00%	3.00%
GraniteShares 3x Short Cybersecurity Daily ETF		4.00%	5.00%
GraniteShares 3x Long AI Daily ETF		2.00%	3.00%
GraniteShares 3x Short AI Daily ETF		4.00%	5.00%
GraniteShares 3x Long China Internet Daily ETF		2.00%	3.00%
GraniteShares 3x Short China Internet Daily ETF		4.00%	5.00%
GraniteShares 3x Long Uranium and Nuclear Daily ETF		2.00%	3.00%
GraniteShares 3x Short Uranium and Nuclear Daily ETF		4.00%	5.00%
GraniteShares 3x Long Mag 7 Daily ETF		2.00%	3.00%
GraniteShares 3x Short Mag 7 Daily ETF		4.00%	5.00%
GraniteShares 3x Long Robotics Daily ETF		2.00%	3.00%
GraniteShares 3x Short Robotics Daily ETF		4.00%	5.00%
GraniteShares 3x Long Blockchain Daily ETF		2.00%	3.00%
GraniteShares 3x Short Blockchain Daily ETF		4.00%	5.00%
GraniteShares 3x Long IVES Daily ETF		2.00%	3.00%
GraniteShares 3x Short IVES Daily ETF		4.00%	5.00%
GraniteShares 3x Long Gold Miners Daily ETF		2.00%	3.00%
GraniteShares 3x Short Gold Miners Daily ETF		4.00%	5.00%
GraniteShares 3x Long Silver Miners Daily ETF		2.00%	3.00%
GraniteShares 3x Short Silver Miners Daily ETF		4.00%	5.00%
GraniteShares 3x Long Junior Gold Miners Daily ETF		2.00%	3.00%
GraniteShares 3x Short Junior Gold Miners Daily ETF		4.00%	5.00%
GraniteShares 3x Long Junior Silver Miners Daily ETF		2.00%	3.00%
GraniteShares 3x Short Junior Silver Miners Daily ETF		4.00%	5.00%
GraniteShares 3x Long Lithium and Battery Daily ETF		2.00%	3.00%
GraniteShares 3x Short Lithium and Battery Daily ETF		4.00%	5.00%
GraniteShares 3x Long Quantum Computing Daily ETF		2.00%	3.00%
GraniteShares 3x Short Quantum Computing Daily ETF		4.00%	5.00%
GraniteShares 3x Long Bitcoin Daily ETF		2.00%	3.00%
GraniteShares 3x Short Bitcoin Daily ETF		4.00%	5.00%
GraniteShares 3x Long Ether Daily ETF		2.00%	3.00%
GraniteShares 3x Short Ether Daily ETF		4.00%	5.00%
GraniteShares 3x Long Solana Daily ETF		2.00%	3.00%
GraniteShares 3x Short Solana Daily ETF		4.00%	5.00%
GraniteShares 3x Long XRP Daily ETF		2.00%	3.00%
GraniteShares 3x Short XRP Daily ETF		4.00%	5.00%
GraniteShares 3x Long AAPL Daily ETF		2.00%	3.00%
GraniteShares 3x Short AAPL Daily ETF		4.00%	5.00%
GraniteShares 3x Long AMZN Daily ETF		2.00%	3.00%
GraniteShares 3x Short AMZN Daily ETF		4.00%	5.00%
GraniteShares 3x Long GOOGL Daily ETF		2.00%	3.00%
GraniteShares 3x Short GOOGL Daily ETF		4.00%	5.00%
GraniteShares 3x Long META Daily ETF		2.00%	3.00%

Product	Ticker	Mgt Fees	TER
GraniteShares 3x Short META Daily ETF		4.00%	5.00%
GraniteShares 3x Long MSFT Daily ETF		2.00%	3.00%
GraniteShares 3x Short MSFT Daily ETF		4.00%	5.00%
GraniteShares 3x Long NVDA Daily ETF		2.00%	3.00%
GraniteShares 3x Short NVDA Daily ETF		4.00%	5.00%
GraniteShares 3x Long TSLA Daily ETF		2.00%	3.00%
GraniteShares 3x Short TSLA Daily ETF		4.00%	5.00%
GraniteShares 3x Long TSLA Daily ETF		2.00%	3.00%
GraniteShares 3x Short TSLA Daily ETF		4.00%	5.00%
GraniteShares 3x Long NVDA Daily ETF		2.00%	3.00%
GraniteShares 3x Short NVDA Daily ETF		4.00%	5.00%
GraniteShares 3x Long AVGO Daily ETF		2.00%	3.00%
GraniteShares 3x Short AVGO Daily ETF		4.00%	5.00%
GraniteShares 3x Long BABA Daily ETF		2.00%	3.00%
GraniteShares 3x Short BABA Daily ETF		4.00%	5.00%
GraniteShares 3x Long ORCL Daily ETF		2.00%	3.00%
GraniteShares 3x Short ORCL Daily ETF		4.00%	5.00%
GraniteShares 4x Long SPY Daily ETF		3.00%	5.00%
GraniteShares 4x Short SPY Daily ETF		5.00%	7.00%
GraniteShares 4x Long QQQ Daily ETF		3.00%	5.00%
GraniteShares 4x Short QQQ Daily ETF		5.00%	7.00%
GraniteShares 4x Long IEMG Daily ETF		3.00%	5.00%
GraniteShares 4x Short IEMG Daily ETF		5.00%	7.00%
GraniteShares 4x Long IWM Daily ETF		3.00%	5.00%
GraniteShares 4x Short IWM Daily ETF		5.00%	7.00%
GraniteShares 4x Long XLC Daily ETF		3.00%	5.00%
GraniteShares 4x Short XLC Daily ETF		5.00%	7.00%
GraniteShares 4x Long XLY Daily ETF		3.00%	5.00%
GraniteShares 4x Short XLY Daily ETF		5.00%	7.00%
GraniteShares 4x Long XLP Daily ETF		3.00%	5.00%
GraniteShares 4x Short XLP Daily ETF		5.00%	7.00%
GraniteShares 4x Long XLE Daily ETF		3.00%	5.00%
GraniteShares 4x Short XLE Daily ETF		5.00%	7.00%
GraniteShares 4x Long XLF Daily ETF		3.00%	5.00%
GraniteShares 4x Short XLF Daily ETF		5.00%	7.00%
GraniteShares 4x Long XLV Daily ETF		3.00%	5.00%
GraniteShares 4x Short XLV Daily ETF		5.00%	7.00%
GraniteShares 4x Long XLI Daily ETF		3.00%	5.00%
GraniteShares 4x Short XLI Daily ETF		5.00%	7.00%
GraniteShares 4x Long XLB Daily ETF		3.00%	5.00%
GraniteShares 4x Short XLB Daily ETF		5.00%	7.00%
GraniteShares 4x Long XLRE Daily ETF		3.00%	5.00%
GraniteShares 4x Short XLRE Daily ETF		5.00%	7.00%

Product	Ticker	Mgt Fees	TER
GraniteShares 4x Long XLK Daily ETF		3.00%	5.00%
GraniteShares 4x Short XLK Daily ETF		5.00%	7.00%
GraniteShares 4x Long XLU Daily ETF		3.00%	5.00%
GraniteShares 4x Short XLU Daily ETF		5.00%	7.00%
GraniteShares 4x Long Semiconductor Daily ETF		3.00%	5.00%
GraniteShares 4x Short Semiconductor Daily ETF		5.00%	7.00%
GraniteShares 4x Long Cybersecurity Daily ETF		3.00%	5.00%
GraniteShares 4x Short Cybersecurity Daily ETF		5.00%	7.00%
GraniteShares 4x Long AI Daily ETF		3.00%	5.00%
GraniteShares 4x Short AI Daily ETF		5.00%	7.00%
GraniteShares 4x Long China Internet Daily ETF		3.00%	5.00%
GraniteShares 4x Short China Internet Daily ETF		5.00%	7.00%
GraniteShares 4x Long Uranium and Nuclear Daily ETF		3.00%	5.00%
GraniteShares 4x Short Uranium and Nuclear Daily ETF		5.00%	7.00%
GraniteShares 4x Long Mag 7 Daily ETF		3.00%	5.00%
GraniteShares 4x Short Mag 7 Daily ETF		5.00%	7.00%
GraniteShares 4x Long Robotics Daily ETF		3.00%	5.00%
GraniteShares 4x Short Robotics Daily ETF		5.00%	7.00%
GraniteShares 4x Long Blockchain Daily ETF		3.00%	5.00%
GraniteShares 4x Short Blockchain Daily ETF		5.00%	7.00%
GraniteShares 4x Long IVES Daily ETF		3.00%	5.00%
GraniteShares 4x Short IVES Daily ETF		5.00%	7.00%
GraniteShares 4x Long Gold Miners Daily ETF		3.00%	5.00%
GraniteShares 4x Short Gold Miners Daily ETF		5.00%	7.00%
GraniteShares 4x Long Silver Miners Daily ETF		3.00%	5.00%
GraniteShares 4x Short Silver Miners Daily ETF		5.00%	7.00%
GraniteShares 4x Long Junior Gold Miners Daily ETF		3.00%	5.00%
GraniteShares 4x Short Junior Gold Miners Daily ETF		5.00%	7.00%
GraniteShares 4x Long Junior Silver Miners Daily ETF		3.00%	5.00%
GraniteShares 4x Short Junior Silver Miners Daily ETF		5.00%	7.00%
GraniteShares 4x Long Lithium and Battery Daily ETF		3.00%	5.00%
GraniteShares 4x Short Lithium and Battery Daily ETF		5.00%	7.00%
GraniteShares 4x Long Quantum Computing Daily ETF		3.00%	5.00%
GraniteShares 4x Short Quantum Computing Daily ETF		5.00%	7.00%